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PART I                        CHECK THE APPROPRIATE COMPANY.                                                        OFFICE USE ONLY:

APPLICATION FOR               [ ]  METROPOLITAN LIFE INSURANCE COMPANY          [ ]  METLIFE INVESTORS INSURANCE COMPANY
INDIVIDUAL AND                     200 Park Avenue, New York, NY 10166               13045 Tesson Ferry Road, St. Louis, MO 63128
MULTI-LIFE
LIFE INSURANCE                [ ]  NEW ENGLAND LIFE INSURANCE COMPANY           [ ]  GENERAL AMERICAN LIFE INSURANCE COMPANY
                                   501 Boylston Street, Boston, MA 02116-3700        13045 Tesson Ferry Road, St. Louis, MO 63128

                                                            [ ] METLIFE INVESTORS USA INSURANCE COMPANY
                                                222 Delaware Avenue, Suite 900, PO Box 25130, Wilmington, DE 19899

                                                   The Company indicated above is referred to as "the Company".

SECTION 1                     1.   PROPOSED INSURED #1
PROPOSED
INSURED(S)                    Name _________________________________________________________________________________________________
                                            FIRST                                MIDDLE                                LAST
                              Street _______________________________________________________________________________________________
                              City __________________________________________   State ______________________ Zip ___________________
*    If less than 3 years,    Years at this address* ________________________   SSN/Tax ID _________________________________________
     add prior residence      Home Phone Number (___________________________)   Best TIME to call:              FROM _______________
     address in Additional    Work Phone Number (___________________________)   [ ] Daytime   [ ] Evening       TO _________________
     Information Section,     Cell Phone Number (___________________________)   Best NUMBER to call: [ ] Home   [ ] Work   [ ] Cell
     Page 13.                 Driver's License Number _______________________   State ______________________________________________
                              License Issue Date ____________________________   License Expiration Date ____________________________
                              Marital Status   [ ] Single   [ ] Married   [ ] Separated   [ ] Divorced   [ ] Widowed
                              Date of Birth _________________________________   State/Country of Birth _____________________________
                                                 MONTH      DAY      YEAR
                              Sex   [ ] Male   [ ] Female                       Net Worth $_________________________________________
                              Annual Earned Income $_________________________   Annual Unearned Income $____________________________
                              Employer's Name ______________________________________________________________________________________
NOTE:                         Street _______________________________________________________________________________________________
P.O. Box numbers              City __________________________________________   State ______________________ Zip ___________________
CANNOT be accepted for        Position/Title/Duties _________________________   Length of Employment _______________________________
street addresses.

                              2.   PROPOSED INSURED #2

                              Life 2, Spouse, Designated Life, Person to be covered under Applicant's Waiver of Premium Benefit

                              Relationship to Proposed Insured #1
                              Name _________________________________________________________________________________________________
                                            FIRST                                MIDDLE                                LAST
                    (ARROW)   Street _______________________________________________________________________________________________
IF ADDRESS IS SAME            City __________________________________________   State ______________________ Zip ___________________
AS PROPOSED                   Years at this address* ________________________   SSN/Tax ID _________________________________________
INSURED #1,                   Home Phone Number (___________________________)   Best TIME to call:
WRITE "SAME".                 Work Phone Number (___________________________)   [ ] Daytime   [ ] Evening
                              Cell Phone Number (___________________________)   Best NUMBER to call: [ ] Home   [ ] Work   [ ] Cell
                              Driver's License Number _______________________   State ______________________________________________
                              Issue Date ____________________________________   Expiration Date ____________________________________
ADDITIONAL                    Marital Status   [ ] Single   [ ] Married   [ ] Separated   [ ] Divorced   [ ] Widowed
INSUREDS:                     Date of Birth _________________________________   State/Country of Birth _____________________________
See Supplemental                            MONTH           DAY      YEAR
Forms Package.                Sex   [ ] Male   [ ] Female                       Net Worth $_________________________________________
                              Annual Earned Income $_________________________   Annual Unearned Income $____________________________
                              Employer's Name ______________________________________________________________________________________
                              Street _______________________________________________________________________________________________
                              City __________________________________________   State ______________________ Zip ___________________
                              Position/Title/Duties _________________________   Length of Employment _______________________________
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                              IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

                              3.   DEPENDENT SPOUSE OR MINOR
SECTION 1                     A. Are any persons to be insured a dependent spouse?                                  [ ] YES   [ ] NO
PROPOSED                      IF YES, please provide:
INSURED(S)                       Amount of EXISTING insurance on spouse of Proposed Insured                         $_______________
(continued)                      Amount of insurance APPLIED FOR on spouse of Proposed Insured                      $_______________

                              B. 1. Are any persons to be insured a dependent minor?                                [ ] YES   [ ] NO
                              IF YES, please provide:
                                 Amount of EXISTING insurance on father/guardian                                    $_______________
                                 Amount of insurance APPLIED FOR on father/guardian                                 $_______________
                                 Amount of EXISTING insurance on mother/guardian                                    $_______________
                                 Amount of insurance APPLIED FOR on mother/guardian                                 $_______________

                                 2. Are all siblings of this dependent minor equally insured?                       [ ] YES   [ ] NO
                              IF NO, please provide details:

                              ______________________________________________________________________________________________________

                              1.   EXISTING OR APPLIED FOR INSURANCE
SECTION 2                     A.   Do any of the Proposed Insureds or Owners have any exisitng or applied for
EXISTING OR                        life insurance (L) or annuity (A) contracts with this or any other company?
APPLIED FOR
INSURANCE
                                                                                                 PROPOSED INSURED   [ ] YES   [ ] NO
                                                                                                            OWNER   [ ] YES   [ ] NO

IF YES                        IF YES, provide details on PROPOSED INSURED ONLY:
Some states require the
completion of an                  PROPOSED
additional form. See              INSURED                  TYPE    AMOUNT OF   YEAR OF    ACCIDENTAL    EXISTING OR
instructions on the cover     (#1, #2, OTHER)   COMPANY   (L, A)   INSURANCE    ISSUE    DEATH AMOUNT   APPLIED FOR
of the Replacement            ---------------   -------   ------   ---------   -------   ------------   -----------
Forms Package.                                                                                             [ ] E
                              _______________   _______   ______   _________   _______   ____________      [ ] A

                                                                                                           [ ] E
                              _______________   _______   ______   _________   _______   ____________      [ ] A

                                                                                                           [ ] E
                              _______________   _______   ______   _________   _______   ____________      [ ] A

                                                                                                           [ ] E
                              _______________   _______   ______   _________   _______   ____________      [ ] A

                                                                                                           [ ] E
                              _______________   _______   ______   _________   _______   ____________      [ ] A

                              B.   Do any of the Proposed Insureds have any application for disability insurance
                                   (D) or critical illness insurance (C) or long term care insurance (LTC)
                                   applied for or planned with THIS Company or its affiliates?                      [ ] YES   [ ] NO

                              IF YES, provide: Proposed Insured (#1, #2, other) __________ Type (D, C, LTC) __________

                              2.   REPLACEMENT

Applicable replacement        A.   In connection with this application, has there been, or will there be with
and 1035 exchange                  this or any other company any: surrender transaction; loan; withdrawal; lapse;
forms can be found                 reduction or redirection of premium/consideration; or change transaction
in Replacement                     (except conversions) involving an annuity or other life insurance?               [ ] YES   [ ] NO
Forms Package.

                              IF YES,complete Replacement Questionnaire and Disclosure
                              AND any other state required replacement forms.

                              B.   Is this an exchange under Internal Revenue code section 1035?                    [ ] YES   [ ] NO

                              IF YES, complete the 1035 Exchange Authorization FOR EACH AFFECTED POLICY.
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                              IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

SECTION 3 OWNER               IDENTITY OF PRIMARY OWNER(Check one.)
                              [ ] Proposed Insured #1 COMPLETE QUESTION 1 ONLY.
                              [ ] Proposed Insured #2 COMPLETE QUESTION 1 ONLY.
                              [ ] Other Person COMPLETE QUESTIONS 1 AND 2.
                              [ ] Entity COMPLETE QUESTION 3 ONLY.

                              1.   OWNER IDENTIFICATION

                    (ARROW)   [ ] U.S. Driver's License already provided on page 1 (Proposed Insured)
IF U.S. DRIVER'S LICENSE      [ ] U.S. Driver's License   [ ] Green Card   [ ] Passport   [ ] Other GOVERNMENT ISSUED
ALREADY PROVIDED, NO          Issuer of ID __________________________________ ID Issue Date ________________________________________
FURTHER INFORMATION IS        ID Reference Number ___________________________ ID Expiration Date ___________________________________
REQUIRED.

                              2.   OWNER OTHER THAN PROPOSED INSURED(S)

NOTE:                         Name _________________________________________________________________________________________________
P.O. Box numbers                            FIRST                                MIDDLE                                LAST
CANNOT be accepted for        Street _______________________________________________________________________________________________
street addresses.             City ____________________________________________ State ______________________ Zip ___________________
                              Phone Number (________________________________)
IF CUSTODIAN                  Citizenship _____________________________________ Country of Permanent Residence _____________________
is acting on behalf of a      Date of Birth ___________________________________ SSN/Tax ID _________________________________________
minor under UTMA/UGMA,                         MONTH         DAY        YEAR
please complete Additional    Relationship to Proposed Insured(s) __________________________________________________________________
Owner Form in Supplemental    Employer's Name ______________________________________________________________________________________
Forms package.                Street _______________________________________________________________________________________________
                              City ____________________________________________ State ______________________ Zip ___________________
                              Position/Title/Duties ___________________________ Length of Employment _______________________________
                              [ ] Check if you wish ownership to revert to Insured upon Owner and Contingent Owner's death.

                              3.   ENTITY/TRUST AS OWNER

                              Entity/Trust Type: [ ] C Corporation   [ ] S Corporation         [ ] LLC
                                                 [ ] Partnership     [ ] Sole Proprietorship   [ ] Trust

IF TRUST                      Tax ID Number ___________________________________ Date of Trust ______________________________________
Complete Trust                                                                                    MONTH         DAY        YEAR
Certification form in         Name of Entity/Trust _________________________________________________________________________________
Supplemental Forms Package.   Name of Trustee(s) ___________________________________________________________________________________
                              Street _______________________________________________________________________________________________
                              City ____________________________________________ State ______________________ Zip ___________________
IF BUSINESS                   Proposed Insured(s) Relationship to Entity ___________________________________________________________
Complete Business             Nature of Business ____________________________________________ Business Phone _______________________
Supplement form in            Is entity publicly traded?   [ ] YES   [ ] NO
Supplemental Forms Package.   IF NO,please supply one of the following documents: (Indicate which one you are supplying.)
                                   [ ] Articles of Incorporation/Government Issued Business License
                                   [ ] LLC Operating Agreement
                                   [ ] Partnership Agreement
                                   [ ] Government Issued Certificate of Good Standing
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                              IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

SECTION 4 BENEFICIARY(IES)    NOTE: Federal law states if you leave someone with special needs any assets over $2,000, they may lose eligibility for most government benefits.

                              CONTINGENT BENEFICIARIES ONLY

                              [ ] Check here if you want any and all living and future natural or adopted children of Proposed
                                  Insured #1 to be included as Contingent Beneficiaries. Name any living children as beneficiaries below.

                    (ARROW)   [ ] PRIMARY

[ ] CHECK HERE AND DO NOT     Name _________________________________________________________________________________________________
    COMPLETE IF PRIMARY                     FIRST                                MIDDLE                                LAST
    BENEFICIARY IS SAME AS    Street _______________________________________________________________________________________________
    TRUST OR ENTITY OWNER.    City ____________________________________________ State ______________________ Zip ___________________
                              Date of Birth ___________________________________ SSN/Tax ID NOT REQUIRED
If there is a court                            MONTH         DAY        YEAR
appointed legal Guardian      Relationship to Proposed Insured(s) __________________________________________________________________
for Beneficiary, provide      Percent of Proceeds ______ (Multiple Beneficiaries will receive an equal percentage of proceeds unless
name and address in                                      otherwise instructed.)
Additional Information
Section, Page 13.             [ ] PRIMARY   [ ] CONTINGENT
                              Name _________________________________________________________________________________________________
                                            FIRST                                MIDDLE                                LAST
                              Street _______________________________________________________________________________________________
                              City ____________________________________________ State ______________________ Zip ___________________
                              Date of Birth ___________________________________ SSN/Tax ID NOT REQUIRED
                                               MONTH         DAY        YEAR
                              Relationship to Proposed Insured(s) __________________________________________________________________
                              Percent of Proceeds ______ (Multiple Beneficiaries will receive an equal percentage of proceeds unless otherwise instructed.)

                              [ ] PRIMARY   [ ] CONTINGENT
                              Name _________________________________________________________________________________________________
                                            FIRST                                MIDDLE                                LAST
                              Street _______________________________________________________________________________________________
                              City ____________________________________________ State ______________________ Zip ___________________
                              Date of Birth ___________________________________ SSN/Tax ID NOT REQUIRED
                                               MONTH         DAY        YEAR
                              Relationship to Proposed Insured(s) __________________________________________________________________
                              Percent of Proceeds ______ (Multiple Beneficiaries will receive an equal percentage of proceeds unless otherwise instructed.)

SECTION 5                     Custodian's name _____________________________________________________________________________________
CUSTODIAN ACTING FOR MINOR                               FIRST                     MIDDLE                         LAST
BENEFICIARY(IES)              as custodian for _____________________________________________________________________________________
                                                                                NAME(S) OF MINOR(S)
                              under the ________________________________________________ Uniform Transfers [or Gifts] to Minors Act.
                                                          NAME OF STATE
                              Street _______________________________________________________________________________________________
                              City ____________________________________________ State ______________________ Zip ___________________
                              Relationship to Minor(s) _____________________________________________________________________________

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                              IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

                              1.   PRODUCT & FACE AMOUNT

SECTION 6                     Product Name _________________________________________________________________________________________
INFORMATION REGARDING         Face Amount $_________________________ (Complete Personal Financial Supplement if $1,000,000 or more.)
INSURANCE APPLIED FOR         [ ] Group Conversion*
                              Optional Benefits and Riders:
                              [ ] Guaranteed Survivor Plus Purchase Options (GSPO+)*
                                  Option Period(s): _____________________________________________________   $_______________________
                                                              COMPLETE FOR FIRST DESIGNATED LIFE
                              [ ] Guaranteed Survivor Income Benefit (GSIB)
                              [ ] Term Rider Specify: ______________________   $____________________________________________________
                              [ ] Life Guaranteed Purchase Option (LGPO)
*Complete these forms,        [ ] Acceleration of Death Benefit Rider (ADBR)*
if applicable:                [ ] Enricher Options (PAIR/VABR)*Specify: _________________________________   $_______________________
-    ADBR                     [ ] Long Term Care Guaranteed Purchase Option (LTC-GPO)
-    Enricher/Equity          [ ] Disability Waiver (DW) Specify: _______________________________________   $_______________________
     Additions
-    Group Conversion         [ ] Other ____________________________________________________________________________________________
-    GSPO+                    Special Requests/Other:
These forms can               [ ] Save Age   [ ] Specific Policy Date ______________________________________________________________
be found in                   [ ] Other ____________________________________________________________________________________________
the Supplemental              ______________________________________________________________________________________________________
Forms Package.                Check here if [ ] alternate OR [ ] additional policy is requested and provide full details below.
                              Include SIGNED & DATED illustration for each policy requested.

                              ______________________________________________________________________________________________________

                              ______________________________________________________________________________________________________

                              2.   ADDITIONAL INFORMATION FOR WHOLE LIFE PRODUCTS

                              Do you request automatic payment of premium in default by Policy Loan (for traditional plans), if
                              available?                                                                            [ ] YES   [ ] NO

                              Dividend Options:
                              [ ] Paid-up Additions   [ ] VAI Equity Additions*   [ ] Premium Reduction
                              [ ] Cash                [ ] Accumulations/DWI
                              [ ] Other ____________________________________________________________________________________________

                              3.   ADDITIONAL INFORMATION FOR UNIVERSAL LIFE/VARIABLE LIFE PRODUCTS

For Variable Life, also       Planned Premium Amount: Year 1 $____________________   Excess/Lump Sum $______________________________
complete Variable             Duration of premium payments _________________________________________________________________________
Life Supplement.              Planned annual unscheduled payment (if applicable): $_________________________________________________
                              Renewal Premium (if applicable): $____________________________________________________________________
                              Death Benefit Option/Contract Type ___________________________________________________________________
                              Definition of Life Insurance Test: [ ] Guideline Premium Test   [ ] Cash Value Accumulation Test
                              (if available under policy applied for)
                              Guaranteed to age: (VUL only)   [ ] 65   [ ] 75   [ ] 85   [ ] 5 years   [ ] Other ___________________

                              4.    ADDITIONAL INFORMATION FOR QUALIFIED PLANS

                              Qualified/Non-Qualified Plan number __________________________________________________________________
                                                                                          EGN/PENSION NUMBER
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                              IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

SECTION 7                     1.   PAYMENT MODE (Check one.)
PAYMENT
INFORMATION                   DIRECT BILL: [ ] Annual   [ ] Semi-Annual   [ ] Quarterly
                              ELECTRONIC PAYMENT: [ ] Monthly

If MONTHLY ELECTRONIC         SPECIAL ACCOUNT: [ ] Government Allotment   [ ] Salary Deduction
PAYMENT is chosen, complete   Additional Details:
Electronic Payment Account
Agreement.                    ______________________________________________________________________________________________________

                              ______________________________________________________________________________________________________

                              ______________________________________________________________________________________________________

                              2.   SOURCE OF CURRENT AND FUTURE PAYMENTS (Check all that apply.)

                              [ ] Earned Income   [ ] Mutual Fund/Brokerage Account   [ ] Money Market Fund   [ ] Savings
                              [ ] Use of Values in another Life Insurance/Annuity Contract   [ ] Certificate of Deposit
                              [ ] Loans   [ ] Other ________________________________________________________________________________

NOTE:                         3.   PAYMENT
It is Company Policy to not
accept cash, traveler's       Amount collected with application $___________________________________________________________________
checks, or money orders as    (Must equal at least one monthly premium.)
a form of payment for         Premium Payor:
Variable Life Products.       [ ] Proposed Insured #1   [ ] Proposed Insured #2   [ ] Primary Owner
                              [ ] Other
                                  Name _____________________________________________________________________________________________
                                  Relationship to Proposed Insured(s) and Owner ____________________________________________________
                                  Reason this person is the Payor __________________________________________________________________

                              4.   BILLING ADDRESS INFORMATION

                              [ ] Proposed Insured #1 Address   [ ] Proposed Insured #2 Address
                              [ ] Primary Owner's Address
                              [ ] Other Premium Payor's/Alternate Billing Address (Provide details here.)
                              Street _______________________________________________________________________________________________
                              City __________________________________________   State ____________________   Zip ___________________
                              [ ] Special Arrangements

                              ______________________________________________________________________________________________________

                              ______________________________________________________________________________________________________

                              ______________________________________________________________________________________________________

E-MAIL ADDRESSES (optional)   Proposed Insured #1 __________________________________________________________________________________
                              Proposed Insured #2 __________________________________________________________________________________
                              Primary Owner ________________________________________________________________________________________
                              Joint/Contingent Owner _______________________________________________________________________________
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                              IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

SECTION 8                     The following questions are to be answered for ALL persons to be insured, including those covered by
GENERAL RISK QUESTIONS        any riders applied for.

                              1.   Within the past three years has ANY person to be insured flown in a plane other than as a passenger on a scheduled airline or have plans for such
                                   activity within the next year?                                                   [ ] YES   [ ] NO

                              IF YES, complete a separate Aviation Supplement for each applicable Proposed
                                   Insured.

If you need more space,       2.   Within the past three years has ANY person to be insured participated in or
please use the Additional          intend to participate in ANY of the following:
Information Section,
Page 13.                           Underwater sports - (SCUBA diving, skin diving, or similar activities);

                                   Sky sports - (skydiving, hang gliding, parachuting, ballooning or similar activities);

                                   Racing sports - (motorcycle, auto, motor boat or similar activities);

                                   Rock or mountain climbing or similar activities;

                                   Bungee jumping or similar activities?                                            [ ] YES   [ ] NO

                              IF YES, complete a separate Avocation Supplement for each applicable Proposed
                                   Insured.

                              3.   Within the PAST TWO YEARS has ANY person to be insured TRAVELED or RESIDED
                                   outside the U.S. or Canada?                                                      [ ] YES   [ ] NO

                              IF YES, for each occurence, please provide Proposed Insured, duration, country and purpose.

                                   _________________________________________________________________________________________________

                                   _________________________________________________________________________________________________

                                   _________________________________________________________________________________________________

                              4.   Within the NEXT TWO YEARS does ANY person to be insured INTEND TO TRAVEL or
                                   RESIDE outside the U.S. or Canada?                                               [ ] YES   [ ] NO

                              IF YES, for each occurence, please provide Proposed Insured, duration, country and purpose.

                                   _________________________________________________________________________________________________

                                   _________________________________________________________________________________________________

                                   _________________________________________________________________________________________________

                              5.   CITIZENSHIP/RESIDENCY

                                   A.   Are all persons to be insured U.S. Citizens?                                [ ] YES   [ ] NO

                              IF NO, please provide details:
                              Proposed Insured(s) ________________________________ Country of Citizenship __________________________

                              Visa Type/ID _______________________________________ Visa Number _____________________________________

                              Expiration Date ____________________________________ Length of Time in U.S. __________________________
                                                            MM/DD/YY
                              [ ]  Check here if currently applying for a Social Security number.

                                   B.   Are all persons to be insured permanent residents of the United States?     [ ] YES   [ ] NO

                              IF NO, please provide details:

                              Proposed Insured(s) __________________________________________________________________________________

                              Country of Residence _________________________________________________________________________________
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                              IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

SECTION 8 GENERAL RISK        The following questions are to be answered for ALL persons to be insured, including those covered by
QUESTIONS (continued)         any riders applied for.

                              6.   In the last five years, has ANY person to be insured used tobacco products
                                   (e.g., cigarettes; cigars; pipes; smokeless tobacco; chew; etc.) or nicotine
                                   substitutes (e.g., patch, gum)?                                                  [ ] YES   [ ] NO

                              IF YES, please provide details:

                              Proposed Insured(s) ______________________________ Date Last Used ____________________________________

                              Type _________________________________________________________________________________________________

                              Amount/Frequency _____________________________________________________________________________________

If you need more space,       7.   Has ANY person to be insured: EVER had a driver's license suspended or
please use the Additional          revoked; EVER been convicted of DUI or DWI; or had, in the last five years,
Information Section, Page          any moving violations?                                                           [ ] YES   [ ] NO
13.
                              IF YES, please provide Proposed Insured, date and violation.

                              Proposed Insured(s) __________________________________________________________________________________

                              Details: _____________________________________________________________________________________________

                              ______________________________________________________________________________________________________

                              8.   Has any person to be insured EVER had an application for life, disability income or health insurance declined, postponed, rated or modified or
                                   required an extra premium?                                                       [ ] YES   [ ] NO
                              IF YES, please provide details:

                              Proposed Insured(s) __________________________________________________________________________________

                              Details: _____________________________________________________________________________________________

                              ______________________________________________________________________________________________________

                              9.   Are all persons to be insured: actively at work; or a homemaker performing regular household duties; or a student attending school regularly?
                              IF NO, please provide details:                                                        [ ] YES   [ ] NO

                              Proposed Insured(s) __________________________________________________________________________________

                              Details: _____________________________________________________________________________________________

Please answer these           10.  LONG TERM CARE GUARANTEED PURCHASE OPTION RIDER
questions ONLY IF
REQUESTING THE LONG TERM      A.   Does any person to be insured under this rider currently use any mechanical equipment such as: a
CARE GUARANTEED PURCHASE           walker; a wheelchair; long leg braces; or crutches?                              [ ] YES   [ ] NO
OPTION RIDER.
                              IF YES, please note which and the reason.

                              ______________________________________________________________________________________________________

                              Proposed Insured(s) __________________________________________________________________________________

                              B.   Does any person to be insured under this rider need any assistance or supervision with any of the following activities: bathing; dressing;
                                   walking; moving in/out of a chair or bed; toileting; continence; or taking
                                   medication?                                                                      [ ] YES   [ ] NO

                              Proposed Insured(s) __________________________________________________________________________________
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PART II                       IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

SECTION 1                     1.   PHYSICIAN
PHYSICIAN                     Please provide name of doctor, practitioner, or health care facility who can provide the most
INFORMATION                   complete and up to date information concerning the present health of the Proposed Insured(s).

                              PHYSICIAN INFORMATION FOR PROPOSED INSURED #1
                              [ ]   Check here if no doctor, practitioner or health care facility is known.

PLEASE NOTE:                  Physician Name ________________________________________________   Phone Number (_____________________)
If FULL PARAMEDICAL           Name of Practice/Clinic _______________________________________   Fax Number (_______________________)
exam is required,             Street________________________________________________________________________________________________
completion of Medical         City __________________________________________   State _____________________ Zip ____________________
questions is OPTIONAL         Date Last Consulted ___________________________   Reason _____________________________________________
but will expedite                                 MONTH        DAY       YEAR
your application.             Findings, treatment given, medication prescribed. If None, check here [ ].

                              ______________________________________________________________________________________________________

                              ______________________________________________________________________________________________________

                              PHYSICIAN INFORMATION   [ ] PROPOSED INSURED #1   [ ] PROPOSED INSURED #2
                              [ ] Check here if no doctor, practitioner or health care facility is known.

                              Physician Name ________________________________________________   Phone Number (_____________________)
                              Name of Practice/Clinic _______________________________________   Fax Number (_______________________)
                              Street _______________________________________________________________________________________________
                              City __________________________________________   State ______________________ Zip ___________________
                              Date Last Consulted ___________________________   Reason _____________________________________________
                                                  MONTH        DAY       YEAR
                              Findings, treatment given, medication prescribed. If None, check here [ ].

                              ______________________________________________________________________________________________________

                              ______________________________________________________________________________________________________

SECTION 2                     1.   HEIGHT/WEIGHT
MEDICAL                       Proposed Insured #1   Height ________________________________   Weight _______________________________
QUESTIONS                     Proposed Insured #2   Height ________________________________   Weight _______________________________

                              Has any Proposed Insured experienced a change in weight
                              (greater than 10 pounds) in the past 12 months?                                       [ ] YES   [ ] NO

                              IF YES, specify:
                              Proposed Insured #1   Pounds lost ___________________________   Pounds gained ________________________
                              Proposed Insured #2   Pounds lost ___________________________   Pounds gained ________________________
                              Reason _______________________________________________________________________________________________

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                              IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

SECTION 2                     2.   Has a parent (P) or sibling (S) of any person to be insured ever had: heart
MEDICAL                            disease; coronary artery disease; high blood pressure; diabetes; or mental
QUESTIONS                          illness?                                                                         [ ] YES   [ ] NO
(continued)
                              IF YES,indicate below:

PLEASE NOTE:                  PROPOSED INSURED    RELATIONSHIP TO   AGE IF   AGE AT   STATE OF HEALTH, SPECIFIC CONDITIONS,
If FULL PARAMEDICAL              (#1, #2)        PROPOSED INSURED   LIVING    DEATH               CAUSE OF DEATH
exam is required,             ----------------   ----------------   ------   ------   -------------------------------------
completion of Medical         ________________     [ ] P   [ ] S    ______   ______   _____________________________________
questions is OPTIONAL         ________________     [ ] P   [ ] S    ______   ______   _____________________________________
but will expedite             ________________     [ ] P   [ ] S    ______   ______   _____________________________________
your application.             ________________     [ ] P   [ ] S    ______   ______   _____________________________________


                              3.   Has ANY person to be insured EVER received treatment, attention, or advice from any physician, practitioner or health facility for, or been told by any physician, practitioner or health facility that he/she had:

                                                                                                                           OTHER
                                                                                                PROPOSED     PROPOSED    PROPOSED
                                                                                               INSURED #1   INSURED #2    INSURED
                                                                                               ----------   ----------   --------
                                                                                               YES     NO   YES     NO   YES   NO
                              A.   High blood pressure; chest pain; heart attack; or any
                                   other disease or disorder of the heart or circulatory
                                   system?                                                     [ ]    [ ]   [ ]    [ ]   [ ]  [ ]

                              B.   Asthma; bronchitis; emphysema; sleep apnea; shortness of
                                   breath; or any other disease or disorder of the lungs or
                                   respiratory system?                                         [ ]    [ ]   [ ]    [ ]   [ ]  [ ]

                              C.   Seizures; stroke; paralysis; Alzheimer's disease;
                                   multiple sclerosis; memory loss; Parkinson's disease;
                                   progressive neurological disorder; headaches; or any
                                   other disease or disorder of the brain or nervous system?   [ ]    [ ]   [ ]    [ ]   [ ]  [ ]

DETAILS: If you ANSWERED YES to any of the above questions, please provide details here.

QUESTION   PROPOSED INSURED          NAME OF PHYSICIAN          DATE/DURATION     DIAGNOSIS/SEVERITY
 NUMBER          NAME         ADDRESS IF NOT ALREADY PROVIDED     OF ILLNESS    MEDICATIONS/TREATMENT
--------   ----------------   -------------------------------   -------------   ---------------------
________   ________________   _______________________________   _____________   _____________________

________   ________________   _______________________________   _____________   _____________________

________   ________________   _______________________________   _____________   _____________________

________   ________________   _______________________________   _____________   _____________________

________   ________________   _______________________________   _____________   _____________________

________   ________________   _______________________________   _____________   _____________________

________   ________________   _______________________________   _____________   _____________________

________   ________________   _______________________________   _____________   _____________________

________   ________________   _______________________________   _____________   _____________________

ENB-7-05 FF                                                              (05/05)

                              IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

SECTION 2                     3.   Has ANY person to be insured EVER received treatment, attention, or advice from any physician,
MEDICAL QUESTIONS                  practitioner or health facility for, or been told by any physician, practitioner or health
(continued)                        facility that he/she had:

                                                                                                               OTHER
                                                                                    PROPOSED     PROPOSED     PROPOSED
                                                                                   INSURED #1   INSURED #2    INSURED
                                                                                   ----------   ----------   ---------
                                                                                    YES    NO    YES    NO   YES    NO
PLEASE NOTE:                  D.   Ulcers; colitis; hepatitis; cirrhosis; or any
If FULL PARAMEDICAL                other disease or disorder of the liver;
exam is required,                  gallbladder; stomach; or intestines?             [ ]   [ ]    [ ]   [ ]   [ ]   [ ]
completion of Medical
questions is OPTIONAL         E.   Any disease or disorder of: the kidney;
but will expedite                  bladder; or prostate; or blood, protein or
your application.                  pus in the urine?                                [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

                              F.   Diabetes; thyroid disorder; or any other
                                   endocrine problem(s)?                            [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

                              G.   Arthritis; gout; or disorder of the muscles,
                                   bones or joints?                                 [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

                              H.   Cancer; tumor; polyp; cyst or any skin
                                   disease or disorder?                             [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

                              I.   Anemia; leukemia; or any other disorder of
                                   the blood or lymph glands?                       [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

                              J.   Depression; stress; anxiety; or any other
                                   psychological or emotional disorder or
                                   symptoms?                                        [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

                              K.   Any disease or disorder of the eyes, ears,
                                   nose, or throat?                                 [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

DETAILS: If you ANSWERED YES to any of the above questions, please provide details here.

QUESTION   PROPOSED INSURED          NAME OF PHYSICIAN          DATE/DURATION     DIAGNOSIS/SEVERITY
 NUMBER          NAME         ADDRESS IF NOT ALREADY PROVIDED     OF ILLNESS    MEDICATIONS/TREATMENT
--------   ----------------   -------------------------------   -------------   ---------------------
________   ________________   _______________________________   _____________   _____________________

________   ________________   _______________________________   _____________   _____________________

________   ________________   _______________________________   _____________   _____________________

________   ________________   _______________________________   _____________   _____________________

________   ________________   _______________________________   _____________   _____________________

________   ________________   _______________________________   _____________   _____________________

________   ________________   _______________________________   _____________   _____________________

________   ________________   _______________________________   _____________   _____________________

________   ________________   _______________________________   _____________   _____________________

________   ________________   _______________________________   _____________   _____________________

________   ________________   _______________________________   _____________   _____________________

ENB-7-05 FF                                                              (05/05)

12


                              IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

SECTION 2                     4.   Has ANY person to be insured:
MEDICAL QUESTIONS                                                                                              OTHER
(continued)                                                                         PROPOSED     PROPOSED     PROPOSED
                                                                                   INSURED #1   INSURED #2    INSURED
                                                                                   ----------   ----------   ---------
                                                                                    YES    NO    YES    NO   YES    NO
                              A.   Currently, or within the past six months,
                                   been under observation or received treatment
                                   or taken any medication? (Including over-the
                                   -counter medications, vitamins, herbal
                                   supplements, etc.)                               [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

                              B.   For the next six months, scheduled any
                                   doctor's visits, medical care, or surgery?       [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

PLEASE NOTE:                  C.   During the past five years, had a: checkup;
If FULL PARAMEDICAL                electrocardiogram; chest x-ray; or medical       [ ]   [ ]    [ ]   [ ]   [ ]   [ ]
exam is required,                  test?
completion of Medical
questions is OPTIONAL         D.   During the past five years, had any illness,
but will expedite                  injury or health condition not revealed
your application.                  above; or have been recommended to have any:
                                   hospitalization; surgery; medical test; or
                                   medication?                                      [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

                              E.   EVER been diagnosed with or treated by a
                                   member of the medical profession for Acquired
                                   Immune Deficiency Syndrome (AIDS)?               [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

                              F.   EVER tested positive for the AIDS Human
                                   Immunodeficiency Virus (HIV) or for
                                   antibodies to the AIDS (HIV) virus?              [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

                              G.   EVER used heroin, cocaine, barbituates, or
                                   other drugs, except as prescribed by a
                                   physician or other licensed practitioner?        [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

                              H.   EVER received treatment from a physician or
                                   counselor regarding the use of alcohol, or
                                   the use of drugs, except for medicinal
                                   purposes; or received treatment or advice
                                   from an organization that assists those who
                                   have an alcohol or drug problem?                 [ ]   [ ]    [ ]   [ ]   [ ]   [ ]

DETAILS: If you ANSWERED YES to any of the above questions, please provide details here.

QUESTION   PROPOSED INSURED          NAME OF PHYSICIAN          DATE/DURATION     DIAGNOSIS/SEVERITY
 NUMBER          NAME         ADDRESS IF NOT ALREADY PROVIDED     OF ILLNESS    MEDICATIONS/TREATMENT
--------   ----------------   -------------------------------   -------------   ---------------------
________   ________________   _______________________________   _____________   _____________________

________   ________________   _______________________________   _____________   _____________________

________   ________________   _______________________________   _____________   _____________________

________   ________________   _______________________________   _____________   _____________________

________   ________________   _______________________________   _____________   _____________________

________   ________________   _______________________________   _____________   _____________________

________   ________________   _______________________________   _____________   _____________________

________   ________________   _______________________________   _____________   _____________________

________   ________________   _______________________________   _____________   _____________________

ENB-7-05 FF                                                              (05/05)

ADDITIONAL INFORMATION                                     USE THIS PAGE FOR ANY ADDITIONAL INFORMATION.
                                                               ATTACH A SEPARATE SHEET IF NECESSARY.

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

ENB-7-05 FF                                                              (05/05)

14


CERTIFICATION/AGREEMENT/
DISCLOSURE

CERTIFICATION REGARDING SALES ILLUSTRATION Agent must check the appropriate statement below.

[ ]  Agent certifies that a signed illustration is NOT REQUIRED by law or the policy applied for is not illustrated in this state.

[ ]  An illustration was signed and MATCHES THE POLICY APPLIED FOR. It is included with this application.

[ ]  An illustration was shown or provided but is DIFFERENT FROM THE POLICY APPLIED FOR. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery.

[ ]  NO ILLUSTRATION CONFORMING TO THE POLICY as applied for was shown or provided prior to or at the time of this application. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery.

[ ]  If illustration was ONLY SHOWN ON A COMPUTER SCREEN, check and complete details below.

     An illustration was displayed on a computer screen. The displayed illustration MATCHES THE POLICY APPLIED FOR but no printed copy of the illustration was provided. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery. The illustration on the screen included the following personal and policy information:

     1.   Gender (as illustrated)                  [ ] M   [ ] F   [ ] Unisex     Age ______________________________________________

     2.   Rating class (e.g. standard, smoker)     [ ] Preferred   [ ] Standard   [ ] Non-smoker   [ ] Smoker
                                                   [ ] Other _______________________________________________________________________

     3.   Type of policy (e.g. L-98, Whole Life)   _________________________________________________________________________________

     4.   Initial Death Benefit $___________________________________ Death Benefit Option __________________________________________

     5.   Guaranteed Minimum Death Benefit         [ ] age 55   [ ] age 65   [ ] age 75   [ ] age 85   [ ] 5 years

     6.   Dividend Option __________________________________________________________________________________________________________

     7.   Riders _________________________________________________________________ $________________________________________________

                 _________________________________________________________________ $________________________________________________

                 _________________________________________________________________ $________________________________________________

FRAUD WARNINGS

ARKANSAS, KENTUCKY, LOUISIANA, NEW MEXICO, OHIO, OKLAHOMA

Any person who knowingly and with intent to defraud any insurance company or any other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading information concerning any fact material thereto, commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.

WASHINGTON D.C., TENNESSEE, VIRGINIA

It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, or denial of insurance benefits.

AGREEMENT/DISCLOSURE

I HAVE READ THIS APPLICATION FOR LIFE INSURANCE INCLUDING ANY AMENDMENTS AND SUPPLEMENTS AND TO THE BEST OF MY KNOWLEDGE AND BELIEF,
ALL STATEMENTS ARE TRUE AND COMPLETE. I ALSO AGREE THAT:

-    My statements in this application and any amendment(s), paramedical/medical exam and supplement(s) are the basis of any policy issued.

-    This application and any: amendment(s); paramedical/medical exam; and supplement(s) to this application, will be attached to and become part of the new policy.

-    No information will be deemed to have been given to the Company unless it is stated in this application and paramedical/medical exam, and any supplement(s).

-    Only the Company's President, Secretary or Vice-President may: (a) make or change any contract of insurance; (b) make a binding promise about insurance; or (c) change or waive any term of an application, receipt, or policy.

-    Except as stated in the Temporary Insurance Agreement and Receipt, no insurance will take effect until a policy is delivered to the Owner and the full first premium due is paid. It will only take effect at the time it is delivered if: (a) the condition of health of each person to be insured is the same as stated in the application; and (b) no person to be insured has received any medical advice or treatment from a medical practitioner since the date of the application.

ENB-7-05 FF                                                              (05/05)

CERTIFICATION/AGREEMENT/      (continued)
DISCLOSURE

-    I understand that paying my insurance premiums more frequently than annually may result in a higher yearly out-of-pocket cost or different cash values.

-    IF I INTEND TO REPLACE EXISTING INSURANCE OR ANNUITIES, I HAVE SO INDICATED IN SECTION 2, QUESTION 2 OF THIS APPLICATION.

-    I HAVE RECEIVED THE COMPANY'S CONSUMER PRIVACY NOTICE AND, AS REQUIRED, THE LIFE INSURANCE BUYER'S GUIDE.

-    IF I WAS REQUIRED TO SIGN AN HIV INFORMED CONSENT AUTHORIZATION, I HAVE RECEIVED A COPY OF THAT AUTHORIZATION.

TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

Under penalties of perjury, I, the Owner, certify that:

     The number shown in this application is my correct taxpayer identification number, and I am not subject to backup withholding because:

(a)  I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; OR

(b)  the IRS has notified me that I am not subject to backup withholding. (If you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return, you must cross out and initial this item.)

I am a U.S. citizen or a U.S. resident alien for tax purposes.

     (If you are not a U.S. citizen or a U.S. resident alien for tax purposes, please cross out this certification and complete form
     W-8BEN).

PLEASE NOTE: The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURES:

                              Signed at City, State __________________________________________ Date ________________________________

If not witnessing    (HAND)   PROPOSED INSURED #1 __________________________________________________________________________________
all signatures,               (age 15 or over)
Witness should sign
next to the                   Signed at City, State __________________________________________ Date ________________________________
signature being
witnessed.           (HAND)   PROPOSED INSURED #2 __________________________________________________________________________________
                              (age 15 or over)

                              Signed at City, State __________________________________________ Date ________________________________

                     (HAND)   OWNER ________________________________________________________________________________________________
                              (If other than Proposed Insured)
                              (If age 15 or over) If the Owner is a firm or corporation, include Officer's title with signature.

                               Signed at City, State _________________________________________ Date ________________________________

                     (HAND)   PARENT OR GUARDIAN ___________________________________________________________________________________
                              (If Owner or Proposed Insured(s) is/are under 18, sign here if not signed above.)

                              Signed at City, State __________________________________________ Date ________________________________

                     (HAND)   WITNESS TO SIGNATURES ________________________________________________________________________________
                              (Licensed Agent/Producer)

                              PLEASE PRINT AGENT/PRODUCER NAME _____________________________________________________________________

ENB-7-05 FF                                                              (05/05)

VARIABLE LIFE SUPPLEMENT      Proposed Insured: ____________________________________________________________________________________

                              METLIFE INVESTORS USA INSURANCE COMPANY

                              This supplement will be attached to and become part of the application with which it is used.

IMPORTANT INFORMATION FOR     Variable Life Insurance is generally not appropriate for time horizons of less than 10 years. These
THE OWNER - PLEASE READ       are long-term insurance products that may have significant short-term surrender charges. Variable Life
CAREFULLY                     Insurance is designed to provide death benefit protection while offering the potential for long-term cash accumulation, and may not be appropriate in situations where significant liquidation of assets in the near future may be expected.

                              THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS.

                              THE CASH VALUE MAY INCREASE OR DECREASE, EVEN TO THE EXTENT OF BEING REDUCED TO ZERO, IN ACCORDANCE
                              WITH SEPARATE ACCOUNT INVESTMENT EXPERIENCE.

                              THE COST OF INSURANCE RATES FOR THIS POLICY MAY CHANGE. THE RATES CURRENTLY BEING CHARGED ARE NOT
                              GUARANTEED, AND THE COMPANY MAY CHARGE THE FULL MAXIMUM GUARANTEED RATES.

                              ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS AND CASH VALUES, ARE AVAILABLE UPON REQUEST.

OWNER'S INFORMATION           Tax bracket _______%   Liquid Net Worth  $____________________________________________________________
                                                                       (Exclude personal residence, automobiles & home furnishings.)
                              Annual Income $________________________

                              Prior Investment Experience (Choose all that apply and indicate your years of experience.)

                              [ ] Certificate of Deposit ________ years   [ ] Stocks ________ years   [ ] Mutual Funds _______ years
                              [ ] Money Markets _________________ years   [ ] Bonds ___________ years
                              [ ] Other______________________________________________________________________________   ______ years

                              Is Owner(s) an associated person of a broker dealer?                                  [ ] YES   [ ] NO

INVESTMENT OBJECTIVE AND      INVESTMENT OBJECTIVE          RISK TOLERANCE
RISK TOLERANCE
                              Indicate the investment       Have you completed the Asset Allocation Questionnaire?  [ ] YES   [ ] NO
                              objective for your policy's
                              funding options.              IF YES, please submit with application.

                                                            Indicate risk tolerance below (choose only one). Be sure it supports the investment objective and your risk tolerance for this policy.

                              [ ] Capital Preservation      [ ] Conservative   [ ] Conservative to Moderate
                              [ ] Income                    [ ] Conservative   [ ] Conservative to Moderate   [ ] Moderate
                              [ ] Growth & Income           [ ] Moderate       [ ] Moderate to Aggressive
                              [ ] Growth                                       [ ] Moderate to Aggressive     [ ] Aggressive
                              [ ] Aggressive Growth                            [ ] Moderate to Aggressive     [ ] Aggressive

                              Capital Preservation          Seeks income and stability with minimal risk.
                              Income                        Seeks current income over time.
                              Growth & Income               Seeks capital appreciation over long term combined with current dividend income.
                              Growth                        Seeks capital appreciation over long term.
                              Aggressive Growth             Seeks maximum capital appreciation over time by investing in speculative and/or higher risk securities.

                                                                       CONTINUED

VLSUP-42-06                                                            (07/06)eF

OPTIONAL AUTOMATED            PAGE 2
INVESTMENT STRATEGIES         (continued)

You may select ONLY ONE of    IF YOU ARE NOT ELECTING ANY AUTOMATED INVESTMENT STRATEGIES, PLEASE PROCEED TO THE INVESTMENT
the following:                ALLOCATION SECTION ON THE NEXT PAGE.

[ ] INDEX SELECTOR            Check only ONE of the categories below. MetLife will allocate 100% of your net premium based on the current allocation for the Index Selector Model you choose.

No other funding options      [ ] Conservative             [ ] Conservative to Moderate   [ ] Moderate
can be selected when using    [ ] Moderate to Aggressive   [ ] Aggressive
this strategy.
                              I understand that the Index Selector strategy will be implemented using the percentage allocations of the model in effect on the date of issue of my policy. I also understand that in order to maintain this allocation, my account will be automatically rebalanced every quarters.

[ ] EQUITY GENERATOR          Automatically transfers the current month's earnings from the Fixed Account into any one of the
A percent of premium must     available funding options on each monthly anniversary.
be allocated to the Fixed
Account when this option is   Please elect one funding option, except the Fixed Account, from the list on the following pages.
chosen.
                              ______________________________________________________________________________________________________

[ ] REBALANCER                Automatically rebalances the cash value among the funding options each calendar quarter to return the allocation to the allocation percentages you specify. Choose ONE of the following:

                              [ ]  Check here if you wish to rebalance to the allocation percentages chosen for your premium payments.

                              [ ]  Check here if you wish to rebalance using different allocation percentages than your premium payments and indicate the allocation percentages in the right-hand column on the following pages.

[ ] ALLOCATOR                 Automatically transfers a set amount of money from the Fixed Account or any other funding option
The destination funding       ("source fund") to any number of available funding options on each monthly anniversary. (Value of
option(s) chosen cannot       source fund must be sufficient to ensure a minimum of three consecutive monthly transfers.)
include the "source fund".
                              Please indicate the "source fund" from which the transfers are to be made:

                              ______________________________________________________________________________________________________

                              Please choose ONE of the following transfer options. Indicate the destination funding options and the dollar amount to be transferred to each in the right-hand column on the following pages.

                              [ ]  Transfer $__________________________ per month until the "source fund" is depleted.
                              [ ]  Transfer $__________________________ per month for _________ months.

                              The Allocator is a form of dollar cost averaging. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of fluctuation in price levels. An investor should consider his/her ability to continue purchases in periods of low price levels.

[ ] ENHANCED DOLLAR COST      Automatically transfers an amount of money each month from the EDCA fixed account to any number of
    AVERAGER (EDCA)           available funding options each monthly anniversary until the EDCA fixed account is depleted. The
The destination funding       amount allocated to the EDCA fixed account may consist of a one-time premium payment plus 1035
option(s) chosen cannot       Exchange monies in the first policy year. The initial monthly amount transferred is based on the
include the Fixed Account.    initial EDCA gross amount allocated to the EDCA fixed account, divided by twelve (months). If another eligible payment is received, the EDCA transfer amount will be increased by the subsequent payment, divided by twelve.

                              Please specify the EDCA amount ($10,000 minimum):
                              $________________ Premium payment
                              $________________ Expected 1035 Exchange amount

                              _______% of all 1035 Exchange amounts to be allocated to EDCA (required if an Expected 1035 Exchange amount is specified) Indicate the destination funding options and the percentage to be transferred to each in the right-hand column on the following pages.

                              The Enhanced Dollar Cost Averager is a form of dollar cost averaging. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of fluctuation in price levels. An investor should consider his/her ability to continue purchases in periods of low price levels.

                                                                       CONTINUED

VLSUP-42-06                                                           (07/06) eF

INVESTMENT ALLOCATION         PAGE 3 (continued)

                              Please select funding options that are appropriate for the RISK TOLERANCE and INVESTMENT OBJECTIVE indicated on the first page of this form. Some funding options may be appropriate for more than one investment objective. For more complete information about a specific funding option, including charges and expenses, please read the prospectus carefully.

                              Indicate Initial Allocation in whole percentages; must equal 100%.       Required if an Automated
                                                                                                       Investment Strategy is chosen
                                                                                                       on prior page.

                                                                                                                REBALANCER %
                                                                                                                ALLOCATOR $
                                                                                                              ENHANCED DOLLAR
                              NAME                                        INITIAL PREMIUM ALLOCATION          COST AVERAGER %
                              ----                                        --------------------------   -----------------------------
                              Fixed Account                                     _____________%             _____________________
                              Western Asset Management U.S. Government
                                 Portfolio                                      _____________              _____________________
                              BlackRock Bond Income Portfolio                   _____________              _____________________
                              American Funds Bond Fund                          _____________              _____________________
                              Lehman Brothers(R) Aggregate Bond Index
                                 Portfolio                                      _____________              _____________________
                              PIMCO Total Return Portfolio                      _____________              _____________________
                              Western Asset Management Strategic Bond
                                 Opportunities Portfolio                        _____________              _____________________
                              Lord Abbett Bond Debenture Portfolio              _____________              _____________________
                              PIMCO Inflation Protected Bond Portfolio          _____________              _____________________
                              BlackRock Diversified Portfolio                   _____________              _____________________
                              MFS(R) Total Return Portfolio                     _____________              _____________________
                              Neuberger Berman Real Estate Portfolio            _____________              _____________________
                              Harris Oakmark Focused Value Portfolio            _____________              _____________________
                              BlackRock Large Cap Value Portfolio               _____________              _____________________
                              Davis Venture Value Portfolio                     _____________              _____________________
                              FI Value Leaders Portfolio                        _____________              _____________________
                              Harris Oakmark Large Cap Value Portfolio          _____________              _____________________
                              Neuberger Berman Mid Cap Value Portfolio          _____________              _____________________
                              Oppenheimer Global Equity Portfolio               _____________              _____________________
                              BlackRock Strategic Value Portfolio               _____________              _____________________
                              BlackRock Investment Trust Portfolio              _____________              _____________________
                              American Funds Growth-Income Fund                 _____________              _____________________
                              Legg Mason Value Equity Portfolio                 _____________              _____________________
                              MetLife Stock Index Portfolio                     _____________              _____________________
                              American Funds Global Small
                                 Capitalization Fund                            _____________              _____________________
                              FI Mid Cap Opportunities Portfolio                _____________              _____________________
                              Lazard Mid-Cap Portfolio                          _____________              _____________________
                              MetLife Mid Cap Stock Index Portfolio             _____________              _____________________
                              FI International Stock Portfolio                  _____________              _____________________
                              Harris Oakmark International Portfolio            _____________              _____________________
                              MFS(R) Research International Portfolio           _____________              _____________________
                              Morgan Stanley EAFE(R) Index Portfolio            _____________              _____________________
                              BlackRock Legacy Large Cap Growth
                                 Portfolio                                      _____________              _____________________
                              FI Large Cap Portfolio                            _____________              _____________________
                              American Funds Growth Fund                        _____________              _____________________
                              Janus Aggressive Growth Portfolio                 _____________              _____________________
                              Jennison Growth Portfolio                         _____________              _____________________
                              Oppenheimer Capital Appreciation
                                 Portfolio                                      _____________              _____________________
                              T. Rowe Price Large Cap Growth Portfolio          _____________              _____________________
                              Loomis Sayles Small Cap Portfolio                 _____________              _____________________
                              Russell 2000(R) Index Portfolio                   _____________              _____________________
                              BlackRock Aggressive Growth Portfolio             _____________              _____________________
                              T. Rowe Price Mid-Cap Growth Portfolio            _____________              _____________________

                                                                       CONTINUED

VLSUP-42-06                                                           (07/06) eF

INVESTMENT ALLOCATION         PAGE 4 (continued)

                                                                                                                REBALANCER %
                                                                                                                ALLOCATOR $
                                                                                                              ENHANCED DOLLAR
                              NAME                                        INITIAL PREMIUM ALLOCATION          COST AVERAGER %
                              ----                                        --------------------------   -----------------------------
                              Franklin Templeton Small Cap Growth
                                 Portfolio                                      _____________%             _____________________
                              Met/AIM Small Cap Growth Portfolio                _____________              _____________________
                              T. Rowe Price Small Cap Growth Portfolio          _____________              _____________________
                              RCM Global Technology Portfolio                   _____________              _____________________
                              Cyclical Growth & Income ETF Portfolio            _____________              _____________________
                              Cyclical Growth ETF Portfolio                     _____________              _____________________
                              MetLife Conservative Allocation Portfolio         _____________              _____________________
                              MetLife Conservative to Moderate
                                 Allocation Portfolio                           _____________              _____________________
                              MetLife Moderate Allocation Portfolio             _____________              _____________________
                              MetLife Moderate to Aggressive Allocation
                                 Portfolio                                      _____________              _____________________
                              MetLife Aggressive Allocation Portfolio           _____________              _____________________

OTHER

Write in any available        _________________________________________         _____________              _____________________
funds not listed above.       _________________________________________         _____________              _____________________

OTHER                         1.   I elect to have the monthly deduction from the cash values taken as follows - choose ONE:
IMPORTANT OWNER QUESTIONS
                                   [ ] Proportionately from the funding options based on the cash value in each at the time of the deduction.

                                   [ ] From the Fixed Account or any other specific funding option.
                                       Specify _____________________________________________________________________________________

                              If you have chosen a specific funding option, please note that if at any time that designated funding option has insufficient cash value to pay the entire amount of the monthly policy charges, the remaining portion of these charges will be deducted proportionately from each funding option based on the cash value in each at the time of the deduction.

                              2.   Have you received a prospectus for the policy applied for?                       [ ] YES   [ ] NO
                                   IF YES, please indicate: ________________________________________________________________________

                              Date of prospectus: __________________________________________________________________________________
                              Date of any prospectus supplement package: ___________________________________________________________


                              3.   Did your agent/producer review your financial situation, risk tolerance and
                                   investment objectives prior to completing this application?                      [ ] YES   [ ] NO
                                   IF NO, please indicate on what basis this product was recommended?

                              ______________________________________________________________________________________________________

                              ______________________________________________________________________________________________________

                              4.   Do you understand that:

                                   A. The amount and duration of the death benefit may increase or decrease depending on the policy's investment return, subject to any guarantees
                                   provided by the policy?                                                          [ ] YES   [ ] NO

                                   B. There is no guaranteed minimum cash value, and the cash value may increase
                                   or decrease depending on the policy's investment return?                         [ ] YES   [ ] NO

                              5.   Do you believe that this policy and the funding options you have selected will
                                   meet your insurance needs and financial objectives?                              [ ] YES   [ ] NO

                              6.   If funding options selected do not reflect the risk tolerance on the first page of this form, please explain:
                              ______________________________________________________________________________________________________

                              ______________________________________________________________________________________________________
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VARIABLE LIFE                 PROPOSED INSURED: ____________________________________________________________________________________
SUPPLEMENT
                              METLIFE INVESTORS USA INSURANCE COMPANY

                              This supplement will be attached to and become part of the application with which it is used.

IMPORTANT                     Variable Life Insurance is generally not appropriate for time horizons of less than 10 years. These
INFORMATION FOR               are long-term insurance products that may have significant short-term surrender charges. Variable Life
THE OWNER - PLEASE            Insurance is designed to provide death benefit protection while offering the potential for long-term
READ CAREFULLY                cash accumulation, and may not be appropriate in situations where significant liquidation of assets in the near future may be expected.

                              THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS.

                              THE CASH VALUE MAY INCREASE OR DECREASE, EVEN TO THE EXTENT OF BEING REDUCED TO ZERO, IN ACCORDANCE
                              WITH SEPARATE ACCOUNT INVESTMENT EXPERIENCE.

                              THE COST OF INSURANCE RATES FOR THIS POLICY MAY CHANGE. THE RATES CURRENTLY BEING CHARGED ARE NOT
                              GUARANTEED, AND THE COMPANY MAY CHARGE THE FULL MAXIMUM GUARANTEED RATES.

                              ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS AND CASH VALUES, ARE AVAILABLE UPON REQUEST.

OWNER'S                       Tax bracket ________%                    Liquid Net Worth $___________________________________________
INFORMATION                                                            (Exclude personal residence, automobiles & home furnishings.)
                              Annual Income $__________________________

                              Prior Investment Experience (Choose all that apply and indicate your years of experience.)
                              [ ] Certificate of Deposit _______ years   [ ] Stocks _______ years   [ ] Mutual Funds _______ years
                              [ ] Money Markets _______  years           [ ] Bonds _______ years
                              [ ] Other ____________________________________________________________________________ _______ years

                              Is Owner(s) an associated person of a broker dealer?                                  [ ] YES   [ ] NO

INVESTMENT                    INVESTMENT OBJECTIVE       RISK TOLERANCE
OBJECTIVE AND RISK
TOLERANCE                     Indicate the investment    Have you completed the Asset Allocation Questionnaire?     [ ] YES   [ ] NO
                              objective for your         IF YES, please submit with application.
                              policy's funding
                              options.                   Indicate risk tolerance below (choose only one). Be sure it supports the investment objective and your risk tolerance for this policy.

                              [ ] Capital Preservation   [ ] Conservative   [ ] Conservative to Moderate
                              [ ] Income                 [ ] Conservative   [ ] Conservative to Moderate   [ ] Moderate
                              [ ] Growth & Income        [ ] Moderate       [ ] Moderate to Aggressive
                              [ ] Growth                                    [ ] Moderate to Aggressive     [ ] Aggressive
                              [ ] Aggressive Growth                         [ ] Moderate to Aggressive     [ ] Aggressive

                              Capital Preservation       Seeks income and stability with minimal risk.
                              Income                     Seeks current income over time.
                              Growth & Income            Seeks capital appreciation over long term combined with current dividend income.
                              Growth                     Seeks capital appreciation over long term.
                              Aggressive Growth          Seeks maximum capital appreciation over time by investing in speculative and/or higher risk securities.
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OPTIONAL AUTOMATED            PAGE 2
INVESTMENT STRATEGIES         (continued)

You may select ONLY ONE of    IF YOU ARE NOT ELECTING ANY AUTOMATED INVESTMENT STRATEGIES, PLEASE PROCEED TO THE INVESTMENT
the following:                ALLOCATION SECTION ON THE NEXT PAGE.

[ ] EQUITY GENERATOR          Automatically transfers the current month's earnings from the Fixed Account into any one of the available funding options on each monthly anniversary.
A percent of premium must
be allocated to the Fixed     Please elect one funding option, except the Fixed Account, from the list on the following pages.
Account when this option is
chosen.                       ______________________________________________________________________________________________________

[ ] REBALANCER                Automatically rebalances the cash value among the funding options each calendar quarter to return the allocation to the allocation percentages you specify. Choose ONE of the following:

                              [ ]  Check here if you wish to rebalance to the allocation percentages chosen for your premium payments.

                              [ ]  Check here if you wish to rebalance using different allocation percentages than your premium payments and indicate the allocation percentages in the right-hand column on the following pages.

[ ] ALLOCATOR                 Automatically transfers a set amount of money from the Fixed Account or any other funding option
                              ("source fund") to any number of available funding options on each monthly anniversary. (Value of
The destination funding       source fund must be sufficient to ensure a minimum of three consecutive monthly transfers.)
option(s) chosen cannot
include the "source fund".    Please indicate the "source fund" from which the transfers are to be made:

                              ______________________________________________________________________________________________________

                              Please choose ONE of the following transfer options. Indicate the destination funding options and the dollar amount to be transferred to each in the right-hand column on the following pages.

                              [ ]  Transfer $________________________________________ per month until the "source fund" is depleted.

                              [ ]  Transfer $________________________________________ per month for ______________ months.

                              The Allocator is a form of dollar cost averaging. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of fluctuation in price levels. An investor should consider his/her ability to continue purchases in periods of low price levels.

[ ] ENHANCED                  Automatically transfers an amount of money each month from the EDCA fixed account to any number of
    DOLLAR COST               available funding options each monthly anniversary until the EDCA fixed account is depleted. The
    AVERAGER                  amount allocated to the EDCA fixed account may consist of a one-time premium payment plus 1035
    (EDCA)                    Exchange monies in the first policy year. The initial monthly amount transferred is based on the initial EDCA gross amount allocated to the EDCA fixed account, divided by twelve (months). If another
The destination funding       eligible payment is received, the EDCA transfer amount will be increased by the subsequent payment,
option(s) chosen cannot       divided by twelve.
include the Fixed Account.
                              Please specify the EDCA amount ($10,000 minimum): __________________
                              $_________________ Premium payment
                              $_________________ Expected 1035 Exchange amount

                              _______% of all 1035 Exchange amounts to be allocated to EDCA (required if an Expected 1035 Exchange amount is specified)

                              Indicate the destination funding options and the percentage to be transferred to each in the right-hand column on the following pages.

                              The Enhanced Dollar Cost Averager is a form of dollar cost averaging. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of fluctuation in price levels. An investor should consider his/her ability to continue purchases in periods of low price levels.
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                              PAGE 3 (continued)

INVESTMENT                    Please select funding options that are appropriate for the RISK TOLERANCE and INVESTMENT OBJECTIVE
ALLOCATION                    indicated on the first page of this form. Some funding options may be appropriate for more than one investment objective. For more complete information about a specific funding option, including charges and expenses, please read the prospectus carefully.

                              Indicate Initial Allocation in whole percentages; must equal 100%.            Required if an Automated
                                                                                                            Investment Strategy is
                                                                                                            chosen on prior page.

                                                                                                                  REBALANCER %
                                                                                                                   ALLOCATOR $
                                                                                                                 ENHANCED DOLLAR
                              NAME                                             INITIAL PREMIUM ALLOCATION        COST AVERAGER %
                              ----                                             --------------------------   ------------------------
                              MetLife Aggressive Strategy Portfolio                 _______________%             _______________
                              MetLife Growth Strategy Portfolio                     _______________              _______________
                              MetLife Balanced Strategy Portfolio                   _______________              _______________
                              MetLife Moderate Strategy Portfolio                   _______________              _______________
                              MetLife Defensive Strategy Portfolio                  _______________              _______________
                              RCM Global Technology Portfolio                       _______________              _______________
                              MFS(R) Emerging Markets Equity Portfolio              _______________              _______________
                              Turner Mid-Cap Growth Portfolio                       _______________              _______________
                              Met/AIM Small Cap Growth Portfolio                    _______________              _______________
                              Janus Aggressive Growth Portfolio                     _______________              _______________
                              Jennison Growth Portfolio                             _______________              _______________
                              Legg Mason Value Equity Portfolio                     _______________              _______________
                              Neuberger Berman Real Estate Portfolio                _______________              _______________
                              T. Rowe Price Mid-Cap Growth Portfolio                _______________              _______________
                              Harris Oakmark International Portfolio                _______________              _______________
                              Third Avenue Small Cap Value Portfolio                _______________              _______________
                              Harris Oakmark Focused Value Portfolio                _______________              _______________
                              MFS(R) Research International Portfolio               _______________              _______________
                              Lazard Mid-Cap Portfolio                              _______________              _______________
                              Oppenheimer Capital Appreciation Portfolio            _______________              _______________
                              Goldman Sachs Mid-Cap Value Portfolio                 _______________              _______________
                              Van Kampen Comstock Portfolio                         _______________              _______________
                              MetLife Stock Index Portfolio                         _______________              _______________
                              Lord Abbett Growth and Income Portfolio               _______________              _______________
                              Davis Venture Value Portfolio                         _______________              _______________
                              Loomis Sayles Global Markets Portfolio                _______________              _______________
                              Lord Abbett Bond Debenture Portfolio                  _______________              _______________
                              PIMCO Inflation Protected Bond Portfolio              _______________              _______________
                              PIMCO Total Return Portfolio                          _______________              _______________
                              Western Asset Management U.S. Government
                                 Portfolio                                          _______________              _______________
                              Fixed Account                                         _______________              _______________

OTHER

Write in any available        ______________________________________________        _______________              _______________
funds not listed above        ______________________________________________        _______________              _______________
                              ______________________________________________        _______________              _______________
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INVESTMENT                    PAGE 4 (Continued)
ALLOCATION

OTHER                         1.   I elect to have the monthly deduction from the cash values taken as follows - choose ONE:
IMPORTANT OWNER
QUESTIONS

                                   [ ]  Proportionately from the funding options based on the cash value in each at the time of the deduction.

                                   [ ]  From the Fixed Account or any other specific funding option.

                                        Specify ____________________________________________________________________________________

                              If you have chosen a specific funding option, please note that if at any time that designated funding option has insufficient cash value to pay the entire amount of the monthly policy charges, the remaining portion of these charges will be deducted proportionately from each funding option based on the cash value in each at the time of the deduction.

                              2.   Have you received a prospectus for the policy applied for?
                                   IF YES, please indicate:                                                       [ ]  YES   [ ]  NO

                              Date of prospectus: __________________________________________________________________________________

                              Date of any prospectus supplement package: ___________________________________________________________

                              3.   Did your agent/producer review your financial situation, risk tolerance and
                                   investment objectives prior to completing this application?                    [ ]  YES   [ ]  NO
                                   IF NO, please indicate on what basis this product was recommended?
                              ______________________________________________________________________________________________________

                              ______________________________________________________________________________________________________

                              4.   Do you understand that:

                                   A. The amount and duration of the death benefit may increase or decrease depending on the policy's investment return, subject to any guarantees
                                   provided by the policy?                                                        [ ]  YES   [ ]  NO

                                   B. There is no guaranteed minimum cash value, and the cash value may
                                   increase or decrease depending on the policy's investment return?              [ ]  YES   [ ]  NO

                              5.   Do you believe that this policy and the funding options you have selected
                                   will meet your insurance needs and financial objectives?                       [ ]  YES   [ ]  NO

                              6.   If funding options selected do not reflect the risk tolerance on the first page of this form, please explain:
                              ______________________________________________________________________________________________________

                              ______________________________________________________________________________________________________

VLSUP-43-06                                                           (07/06) eF